                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



      Date of report (Date of earliest event reported): November 12, 1999



                                    TRW Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



      Ohio                            1-2384                    34-0575430
------------------            ------------------------    ---------------------
(State or other               (Commission File Number)      (I.R.S. Employer
 jurisdiction of                                          Identification Number)
  incorporation)



                    1900 Richmond Road, Cleveland, Ohio 44124
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



               Registrant's telephone number, including area code:
                                 (216) 291-7000



                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.


         In its Form 10-Q for the quarter ended September 30, 1999, TRW has reported results of operations by seven segments. TRW previously reported its financial results for the first and second quarters of 1999 by two business segments: (1) Automotive and (2) Aerospace & Information Systems. TRW's automotive business is now reported in four segments: Occupant Safety Systems, Chassis Systems, Automotive Electronics and Other Automotive. The aerospace and information systems business is now reported as three segments: Space & Electronics, Systems & Information Technology and Aeronautical Systems. A summary of the businesses comprising these segments is set forth in the Operating Segments note to the Financial Statements included in TRW's Quarterly Report on Form 10-Q for the quarter ended September 30, 1999.

         In order to facilitate a better understanding of the third quarter 1999 results, a statistical summary of TRW's first and second quarter results based on the new segment reporting format is provided in this report. The results of the operations of the businesses in these segments which were formerly part of LucasVarity plc have been reflected in the above segments for the period subsequent to the date of acquisition, March 25, 1999.


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


TRW
STATISTICAL SUMMARY
RESULTS BY BUSINESS SEGMENTS-UNAUDITED
(Dollar Amounts in Millions Except for per Share Data)



                                                                   Three months ended March 31, 1999
                                                 -------------------------------------------------------------------
                                                                   Segment                                  Segment
                                                                    Profit        Unusual                    Profit
                                                     Operations     Margin          Items         Total      Margin
                                                     ----------                     -----         -----
SALES
Occupant Safety Systems                              $      796                                 $   796
Chassis Systems                                             614                                     614
Automotive Electronics                                      317                                     317
Automotive Other                                            238                                     238

Space and Electronics                                       461                                     461
Systems & Information Technology                            653                                     653
Aeronautical Systems                                         18                                      18

                                                     -----------                              ----------
Sales                                                $    3,097                                 $ 3,097
                                                     ===========                              ==========

SEGMENT PROFIT
Occupant Safety Systems                              $       56       7.1%         $   (3)      $    53        6.7%
Chassis Systems                                              40       6.4%             (5)           35        5.7%
Automotive Electronics                                       23       7.3%             (1)           22        7.0%
Automotive Other                                             27      11.1%             (1)           26       10.7%

Space and Electronics                                        50      10.8%             33            83       18.0%
Systems & Information Technology                             38       5.9%            (32)            6        1.0%
Aeronautical Systems                                          2      11.6%              -             2       11.6%

                                                     -----------                   ---------------------
Segment Profit                                              236       7.6%             (9)          227        7.3%

Corporate Expense and Other                                 (31)                      (50)          (81)
Financing Cost                                              (42)                      (12)          (54)
Pension Income                                                -                         -             -
In-process Research & Development                             -                       (85)          (85)
                                                     -----------                   ---------------------

Earnings Before Taxes                                $      163       5.3%         $ (156)      $     7        0.2%
Income Taxes                                                 58                       (23)           35
                                                     -----------                   ---------------------
Net Earnings (Loss)                                  $      105       3.4%         $ (133)      $   (28)      -0.9%
                                                     ===========                   =====================

EPS:
  Diluted earnings per share                         $     0.86                    $(1.10)      $ (0.24)
  Basic earnings per share                           $     0.86                    $(1.10)      $ (0.24)

Effective Tax Rate                                                                               504.6%
Shares used in computing
per share amounts
  Diluted                                                 120.1
  Basic                                                   120.1

Common stock outstanding                                  120.2

Dividends paid per common share                      $     0.33

TRW
STATISTICAL SUMMARY
RESULTS BY BUSINESS SEGMENTS-UNAUDITED
(Dollar Amounts in Millions Except for per Share Data)


                                                                 Three months ended March 31, 1998
                                                 -------------------------------------------------------------------
                                                                   Segment                                  Segment
                                                                    Profit        Unusual                    Profit
                                                     Operations     Margin          Items         Total      Margin
                                                     ----------                     -----         -----

SALES
Occupant Safety Systems                                 $   786                                 $   786
Chassis Systems                                             590                                     590
Automotive Electronics                                      293                                     293
Automotive Other                                            217                                     217

Space and Electronics                                       527                                     527
Systems & Information Technology                            682                                     682
Aeronautical Systems                                          -                                       -

                                                     -----------                              ----------
Sales                                                   $ 3,095                                 $ 3,095
                                                     ===========                              ==========

SEGMENT PROFIT
Occupant Safety Systems                                 $    63       8.0%          $   -       $    63        8.0%
Chassis Systems                                              40       6.8%              -            40        6.8%
Automotive Electronics                                       21       7.1%              -            21        7.1%
Automotive Other                                             25      11.6%              -            25       11.6%

Space and Electronics                                        59      11.3%             34            93       17.6%
Systems & Information Technology                             52       7.5%            (19)           33        4.7%
Aeronautical Systems                                          -                         -             -

                                                     -----------                   ---------------------
Segment Profit                                              260       8.4%             15           275        8.9%

Corporate Expense and Other                                 (31)                        -           (31)
Financing Cost                                              (40)                        -           (40)
Pension Income                                                -                         -             -
In-process Research & Development                             -                         -             -
                                                     -----------                   ---------------------

Earnings Before Taxes                                   $   189       6.1%          $  15       $   204        6.6%
Income Taxes                                                 70                         5            75
                                                     -----------                   ---------------------
Net Earnings                                            $   119       3.8%          $  10       $   129        4.2%
                                                     ===========                   =====================

EPS:
  Diluted earnings per share                            $  0.95                     $0.08       $  1.03
  Basic earnings per share                              $  0.97                     $0.08       $  1.05

Effective Tax Rate                                                                                36.5%
Shares used in computing
per share amounts
  Diluted                                                 126.2
  Basic                                                   122.6

Common stock outstanding                                  122.6

Dividends paid per common share                         $  0.31

TRW
STATISTICAL SUMMARY
RESULTS BY BUSINESS SEGMENTS-UNAUDITED
(Dollar amounts in millions except for per Share Data)



                                                                 Three months ended June 30, 1999
                                                 -------------------------------------------------------------------
                                                                   Segment                                  Segment
                                                                    Profit        Unusual                    Profit
                                                     Operations     Margin          Items         Total      Margin
                                                     ----------                     -----         -----

SALES
Occupant Safety Systems                                 $   778                                 $   778
Chassis Systems                                           1,538                                   1,538
Automotive Electronics                                      540                                     540
Automotive Other                                            437                                     437

Space and Electronics                                       453                                     453
Systems & Information Technology                            757                                     757
Aeronautical Systems                                        282                                     282

                                                     -----------                              ----------
Sales                                                   $ 4,785                                 $ 4,785
                                                     ===========                              ==========

SEGMENT PROFIT
Occupant Safety Systems                                 $    47       6.0%         $   (7)      $    40        5.1%
Chassis Systems                                             133       8.6%            (64)           69        4.5%
Automotive Electronics                                       36       6.7%            (10)           26        4.8%
Automotive Other                                             22       5.2%              2            24        5.5%

Space and Electronics                                        61      13.5%             78           139       30.8%
Systems & Information Technology                             51       6.7%              1            52        6.8%
Aeronautical Systems                                         30      10.5%              -            30       10.5%

                                                     -----------                   ---------------------
Segment Profit                                              380       7.9%             (0)          380        7.9%

Corporate Expense and Other                                 (59)                       (7)          (66)
Financing Cost                                             (142)                      (13)         (155)
Pension Income                                               58                         -            58
In-process Research & Development                             -                         -             -
                                                     -----------                   ---------------------

Earnings Before Taxes                                   $   237       5.3%         $  (20)      $   217        4.5%
Income Taxes                                                 85                        (7)           78
                                                     -----------                   ---------------------
Net Earnings                                            $   152       3.4%         $  (13)      $   139        2.9%
                                                     ===========                   =====================
EPS:
  Diluted earnings per share                            $  1.25                    $(0.11)      $  1.14
  Basic earnings per share                              $  1.27                    $(0.11)      $  1.16

Effective Tax Rate                                                                                35.7%
Shares used in computing
per share amounts
  Diluted                                                 123.2
  Basic                                                   120.6

Common stock outstanding                                  120.9

Dividends paid per common share                         $  0.33


TRW
STATISTICAL SUMMARY
RESULTS BY BUSINESS SEGMENTS-UNAUDITED
(Dollar amounts in millions except for per Share Data)


                                                                Three months ended June 30, 1998
                                                 -------------------------------------------------------------------
                                                                   Segment                                  Segment
                                                                    Profit        Unusual                    Profit
                                                     Operations     Margin          Items         Total      Margin
                                                     ----------                     -----         -----

SALES
Occupant Safety Systems                                 $   749                                 $   749
Chassis Systems                                             570                                     570
Automotive Electronics                                      287                                     287
Automotive Other                                            207                                     207

Space and Electronics                                       494                                     494
Systems & Information Technology                            721                                     721
Aeronautical Systems                                          -                                       -

                                                     -----------                              ----------
Sales                                                   $ 3,028                                 $ 3,028
                                                     ===========                              ==========

SEGMENT PROFIT
Occupant Safety Systems                                 $    64       8.6%         $    -       $    64        8.6%
Chassis Systems                                              42       7.4%              -            42        7.4%
Automotive Electronics                                       24       8.4%              -            24        8.4%
Automotive Other                                             23      10.9%              -            23       10.9%

Space and Electronics                                        62      12.5%              -            62       12.5%
Systems & Information Technology                             56       7.8%             (7)           49        6.8%
Aeronautical Systems                                          -                         -             -

                                                     -----------                   ---------------------
Segment Profit                                              271       9.0%             (7)          264        8.7%

Corporate Expense and Other                                 (28)                        -           (28)
Financing Cost                                              (38)                        -           (38)
Pension Income                                                -                         -             -
In-process Research & Development                             -                         -             -
                                                     -----------                   ---------------------

Earnings Before Taxes                                   $   205       6.8%         $   (7)      $   198        6.5%
Income Taxes                                                 74                        (2)           72
                                                     -----------                   ---------------------
Net Earnings                                            $   131       4.3%         $   (5)      $   126        4.2%
                                                     ===========                   =====================

EPS:
  Diluted earnings per share                            $  1.04                    $(0.04)      $  1.00
  Basic earnings per share                              $  1.07                    $(0.04)      $  1.03

Effective Tax Rate                                                                                36.5%
Shares used in computing
per share amounts
  Diluted                                                 125.4
  Basic                                                   122.1

Common stock outstanding                                  121.8

Dividends paid per common share                         $  0.31


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
TRW
STATISTICAL SUMMARY
RESULTS BY BUSINESS SEGMENTS-UNAUDITED
(Dollar Amounts in Millions Except for per Share Data)



                                                                   Six months ended June 30, 1999
                                                 -------------------------------------------------------------------
                                                                   Segment                                  Segment
                                                                    Profit        Unusual                    Profit
                                                     Operations     Margin          Items         Total      Margin
                                                     ----------                     -----         -----

SALES
Occupant Safety Systems                                 $ 1,574                                 $ 1,574
Chassis Systems                                           2,152                                   2,152
Automotive Electronics                                      857                                     857
Automotive Other                                            675                                     675

Space and Electronics                                       914                                     914
Systems & Information Technology                          1,410                                   1,410
Aeronautical Systems                                        300                                     300

                                                     -----------                              ----------
Sales                                                   $ 7,882                                 $ 7,882
                                                     ===========                              ==========

SEGMENT PROFIT
Occupant Safety Systems                                 $   103       6.5%         $  (10)      $    93        5.9%
Chassis Systems                                             173       8.0%            (69)          104        4.8%
Automotive Electronics                                       59       6.9%            (11)           48        5.6%
Automotive Other                                             49       7.3%              1            50        7.4%

Space and Electronics                                       111      12.1%            111           222       24.3%
Systems & Information Technology                             89       6.3%            (31)           58        4.1%
Aeronautical Systems                                         32      10.5%              -            32       10.5%

                                                     -----------                   ---------------------
Segment Profit                                              616       7.8%             (9)          607        7.7%

Corporate Expense and Other                                 (90)                      (57)         (147)
Financing Cost                                             (184)                      (25)         (209)
Pension Income                                               58                         -            58
In-process Research & Development                             -                       (85)          (85)
                                                     -----------                   ---------------------

Earnings Before Taxes                                   $   400       5.1%         $ (176)      $   224        2.8%
Income Taxes                                                143                       (30)          113
                                                     -----------                   ---------------------
Net Earnings                                            $   257       3.3%         $ (146)      $   111        1.4%
                                                     ===========                   =====================
EPS:
  Diluted earnings per share                            $  2.10                    $(1.19)      $  0.91
  Basic earnings per share                              $  2.13                    $(1.21)      $  0.92

Effective Tax Rate                                                                                50.4%
Shares used in computing
per share amounts
  Diluted                                                 123.0
  Basic                                                   120.4

Common stock outstanding                                  120.9

Dividends paid per common share                         $  0.66

TRW
STATISTICAL SUMMARY
RESULTS BY BUSINESS SEGMENTS-UNAUDITED
(Dollar Amounts in Millions Except for per Share Data)


                                                                   Six months ended June 30, 1998
                                                 -------------------------------------------------------------------
                                                                   Segment                                  Segment
                                                                    Profit        Unusual                    Profit
                                                     Operations     Margin          Items         Total      Margin
                                                     ----------                     -----         -----

SALES
Occupant Safety Systems                                 $ 1,535                                 $ 1,535
Chassis Systems                                           1,160                                   1,160
Automotive Electronics                                      580                                     580
Automotive Other                                            424                                     424

Space and Electronics                                     1,021                                   1,021
Systems & Information Technology                          1,403                                   1,403
Aeronautical Systems                                          -                                       -

                                                     -----------                              ----------
Sales                                                   $ 6,123                                 $ 6,123
                                                     ===========                              ==========

SEGMENT PROFIT
Occupant Safety Systems                                 $   127       8.3%          $   -       $   127        8.3%
Chassis Systems                                              82       7.1%              -            82        7.1%
Automotive Electronics                                       45       7.7%              -            45        7.7%
Automotive Other                                             48      11.2%              -            48       11.2%

Space and Electronics                                       121      11.9%             34           155       15.2%
Systems & Information Technology                            108       7.6%            (26)           82        5.8%
Aeronautical Systems                                          -                         -             -

                                                     -----------                   ---------------------
Segment Profit                                              531       8.7%              8           539        8.8%

Corporate Expense and Other                                 (59)                        -           (59)
Financing Cost                                              (78)                        -           (78)
Pension Income                                                -                         -             -
In-process Research & Development                             -                         -             -
                                                     -----------                   ---------------------

Earnings Before Taxes                                   $   394       6.4%          $   8       $   402        6.6%
Income Taxes                                                144                         3           147
                                                     -----------                   ---------------------
Net Earnings                                            $   250       4.1%          $   5       $   255        4.2%
                                                     ===========                   =====================

EPS:
  Diluted earnings per share                            $  1.99                     $0.04       $  2.03
  Basic earnings per share                              $  2.04                     $0.04       $  2.08

Effective Tax Rate                                                                                36.5%
Shares used in computing
per share amounts
  Diluted                                                 125.8
  Basic                                                   122.3

Common stock outstanding                                  121.8

Dividends paid per common share                         $  0.62


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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                    TRW INC.


Date:    November 12, 1999          By:  /s/ William B. Lawrence
                                       ------------------------------------
                                         William B. Lawrence
                                         Executive Vice President,
                                         General Counsel and Secretary


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